                                                                     Exhibit 4.6


                                 THIRD AMENDMENT

              THIRD AMENDMENT, dated as of December 31, 1999 (this "AMENDMENT"), to the Credit Agreement, dated as of November 19, 1997 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among FRIENDLY ICE CREAM CORPORATION, a Massachusetts corporation (the "BORROWER"), the several banks and other financial institutions or entities parties thereto (the "LENDERS"), and SOCIETE GENERALE, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

              WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower; and

              WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Lenders will have agreed, that Section 7.1(a) of the Credit Agreement be amended in the manner provided for in this Amendment;

              NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

              SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

              SECTION 2. AMENDMENT TO SECTION 7.1(a) OF THE CREDIT AGREEMENT.
Section 7.1(a) of the Credit Agreement is hereby amended by deleting the number "4.40" appearing directly opposite the fourth quarter of fiscal 1999 in the table therein and substituting in lieu thereof the number "4.70".

              SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date set forth above (the "AMENDMENT EFFECTIVE DATE") on the date on which (a) the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment and (b) each Guarantor shall have executed the Acknowledgment and Consent in the form annexed hereto.

              SECTION 4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

              SECTION 5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

              SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

              SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

              SECTION 8. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                  FRIENDLY ICE CREAM CORPORATION



                                  By:
                                     -------------------------------------
                                     Title:


                                  SOCIETE GENERALE



                                  By:
                                     -------------------------------------
                                     Title:


                                  TRANSAMERICA BUSINESS CREDIT CORPORATION



                                  By:
                                     -------------------------------------
                                     Title:


                                  FLEET BUSINESS CREDIT CORPORATION



                                  By:
                                     -------------------------------------
                                     Title:


                                  BLACK DIAMOND INTERNATIONAL FUNDING, LTD.



                                  By:
                                     -------------------------------------
                                     Title:


                                  BLACK DIAMOND CLO, 1998-I LTD.

                                  By:
                                     -------------------------------------
                                     Title:


                                  BANKBOSTON, N.A.



                                  By:
                                     -------------------------------------
                                     Title:


                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:
                                     -------------------------------------
                                     Title:


                                  FIRST SOURCE FINANCIAL LLP



                                  By: First Source Financial, Inc.,
                                      its Agent/Manager



                                  By:
                                     -------------------------------------
                                     Title:


                                  BANK OF AMERICA, N.A.



                                  By:
                                     -------------------------------------
                                     Title:


                                  PAMCO CAYMAN LTD.

                                  By: Highland Capital Management, L.P.
                                      as Collateral Manager



                                  By:
                                     -------------------------------------
                                     Title:


                                  PAM CAPITAL FUNDING, L.P.


                                  By: Highland Capital Management, L.P.
                                      as Collateral Manager



                                  By:
                                     -------------------------------------
                                     Title:


                                  SENIOR DEBT PORTFOLIO


                                  By: First Source Financial, Inc.,
                                      its Agent/Manager



                                  By:
                                     -------------------------------------
                                     Title:


                                  FIRST UNION NATIONAL BANK



                                  By:
                                     -------------------------------------
                                     Title:


                                  FOOTHILL INCOME TRUST, L.P.



                                  By:
                                     -------------------------------------
                                     Title:

                           ACKNOWLEDGMENT AND CONSENT

              Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1997, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                  FRIENDLY'S RESTAURANTS FRANCHISE, INC.



                                  By:
                                     -------------------------------------
                                     Title:


                                  FRIENDLY'S INTERNATIONAL, INC.



                                  By:
                                     -------------------------------------
                                     Title: